UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2020, Power Solutions International, Inc., (the “Company”) held its 2020 Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 5, 2020 (the “Proxy Statement”), were approved. The number of shares of common stock entitled to vote at the Company’s 2020 Annual Meeting of Stockholders was 22,886,345, representing the number of shares outstanding as of October 16, 2020, the record date for the annual meeting.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board for a one-year term expiring at the Company’s 2021 Annual Meeting, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Shaojun Sun, Ph.D.	14,166,508	37,352	3,496,787	2,378,897
Hong He	13,440,704	762,842	3,497,101	2,378,897
Kenneth W. Landini	14,160,548	42,898	3,497,201	2,378,897
Xinghao Li	14,159,877	43,752	3,497,018	2,378,897
Sidong Shao	14,159,877	43,752	3,497,018	2,378,897
Frank P. Simpkins	13,422,138	4,247,631	30,878	2,378,897
Guogang Wu	14,159,304	43,385	3,497,508	2,378,897

Proposal No. 2: Ratification of Appointment of BDO USA, LLP to Serve as the Company’s Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2020

The ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved as follows:

FOR	AGAINST	ABSTAIN
16,528,388	23,090	3,528,066

Proposal No. 3: Approval, on an Advisory, Non-binding Basis, the Compensation of the Company’s Named Executive Officers

The Company’s named executive officer compensation was approved on an advisory, non-binding basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,151,850	49,859	3,498,938	2,378,897

Proposal No. 4: Approval, on an Advisory, Non-binding Basis, the Frequency (Every One, Two or Three Years) of Stockholder Advisory Approval of the Compensation of the Company’s Named Executive Officers

Stockholders were given the options of voting for 1 year, 2 years or 3 years or abstaining with respect to the frequency of stockholder advisory approval of the Company’s named executive officer compensation; the 1-year option was approved on an advisory, non-binding basis, as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
13,996,210	78,470	125,596	3,500,371	2,378,897

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: December 17, 2020	By:	/s/ Donald P. Klein
		Name:	Donald P. Klein
		Title:	Interim Chief Financial Officer